UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 26, 2004


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


          UTAH                          333-40067              87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

     Pliant Corporation ("Pliant") is furnishing under Item 9 of this Current Report on Form 8-K the information set forth in Exhibit 99.1 to this Report.
Exhibit 99.1 is a letter from Harold Bevis, President and Chief Executive Officer of Pliant, to Pliant's customers, investors and employees regarding the company's position for growth in 2004 and beyond.

     The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PLIANT CORPORATION


Date: March 26, 2004                             By:  /s/ Brian E. Johnson
                                                    ----------------------------
                                                    Brian E. Johnson
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBITS

99.1 Letter from Harold Bevis dated March 26, 2004.